PRIVATE WEALTH MANAGEMENT


Dreyfus BASIC S&P 500 Stock Index Fund

Seeks to match the total return of the Standard & Poor's((reg.tm)) 500 Composite Stock Price Index by investing in equity securities


PROSPECTUS March 1, 2002



THIS PROSPECTUS IS TO BE USED ONLY BY CLIENTS OF MELLON'S PRIVATE WEALTH MANAGEMENT GROUP.


As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                         Contents

                     THE FUND
                     ----------------------------------------

                     Goal/Approach                        1

                     Main Risks                           2

                     Past Performance                     3

                     Expenses                             4

                     Management                           5


                     Financial Highlights                 6

                     YOUR INVESTMENT
                     ----------------------------------------

                     Account Policies                     7

                     Distributions and Taxes              9


                     FOR MORE INFORMATION
                     ----------------------------------------

                     Back Cover




                     This prospectus is designed to be used only by clients of Mellon's Private Wealth Management that maintain qualified fiduciary, custody or other accounts qualified qualified Mellon Bank, N.A. or Boston Safe Deposit and Trust Company, or their bank affiliates.

Dreyfus BASIC S&P 500 Stock Index Fund
---------------------
Ticker Symbol: DSPIX


The Fund

GOAL/APPROACH

The fund seeks to match the total return of the Standard & Poor's 500 Composite Stock Price Index (S&P 500((reg.tm))). This objective may be changed without shareholder approval. To pursue its goal, the fund normally invests at least 95% of its total assets in common stocks included in the index.

The fund attempts to have a correlation between its performance and that of the index of at least .95, before expenses. A correlation of 1.00 would mean that the fund and the index were perfectly correlated.

The fund generally invests in all 500 stocks in the S&P 500((reg.tm)) in proportion to their weighting in the index. The S&P 500((reg.tm)) is an unmanaged index of 500 common stocks chosen to reflect the industries of the U.S. economy and is often considered a proxy for the stock market in general. Each stock is weighted by its market capitalization, which means larger companies have greater representation in the index than smaller ones. The fund may also use options and futures as a substitute for the sale or purchase of securities.

INFORMATION ON THE FUND'S RECENT PERFORMANCE AND HOLDINGS CAN BE FOUND IN THE CURRENT ANNUAL/SEMIANNUAL REPORT (SEE BACK COVER).



Concepts to understand

INDEX FUNDS: mutual funds that are designed to meet the performance of an underlying benchmark index.

To replicate index performance, the manager uses a passive management approach and purchases all or a representative sample of the securities comprising the benchmark index. Because the fund has expenses, performance will tend to be slightly lower than that of the target benchmark.

"Standard & Poor's((reg.tm))," "S&P((reg.tm))," "Standard & Poor's((reg.tm)) 500" and "S&P 500((reg.tm))" are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by the fund. The fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the fund.

                                                                The Fund       1




MAIN RISKS

While stocks have historically been a leading choice of long-term investors, they do fluctuate in price depending on the performance of the companies that issued them, general market and economic conditions and investor confidence. The value of your investment in the fund will fluctuate, sometimes dramatically, which means that you could lose money.

Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the fund's performance may sometimes be lower or higher than that of other types of funds.

The fund uses an indexing strategy. It does not attempt to manage market volatility, use defensive strategies or reduce the effects of any long-term periods of poor stock performance.

The correlation between fund and index performance may be affected by the fund's expenses, changes in securities markets, changes in the composition of the index and the timing of purchases and redemptions of fund shares.

The fund may invest in futures and options, which could carry additional risks such as losses due to unanticipated market price movements, and could also reduce the opportunity for gain.

2




PAST PERFORMANCE

The bar chart and table shown illustrate the risks of investing in the fund. The bar chart shows the changes in the fund's performance from year to year. The table compares the fund's average annual total return to that of the S&P 500((reg.tm)), a broad measure of large-cap stock performance. All returns assume reinvestment of dividends and distributions. Of course, past performance is no guarantee of future results.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
--------------------------------------------------------------------------------

Year-by-year total returns AS OF 12/31 EACH YEAR (%)

[Exhibit A]

BEST QUARTER:                    Q4 '98                     +21.32%

WORST QUARTER:                   Q3 '01                     -14.71%


Average annual total returns AS OF 12/31/01

                                                                                                                   Since
                                                                                                                 inception
                                                            1 Year                     5 Years                   (9/30/93)
------------------------------------------------------------------------------------------------------------------------------------

FUND
RETURNS BEFORE TAXES                                        -12.09%                     10.44%                     13.56%

FUND
RETURNS AFTER TAXES
ON DISTRIBUTIONS                                            -12.50%                      9.74%                     12.67%

FUND
RETURNS AFTER TAXES
ON DISTRIBUTIONS AND
SALE OF FUND SHARES                                          -7.36%                      8.32%                     11.11%

S&P 500
REFLECTS NO DEDUCTION FOR
FEES, EXPENSES OR TAXES                                     -11.87%                     10.70%                     13.85%



What this fund is -- and isn't

This fund is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in this fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in this fund, but you also have the potential to make money.

                                                                The Fund       3






EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described in the table below. Annual fund operating expenses are paid out of fund assets, so their effect is included in the share price. The fund has no sales charge (load) or Rule 12b-1 distribution fees.
--------------------------------------------------------------------------------

Fee table

ANNUAL FUND OPERATING EXPENSES

% OF AVERAGE DAILY NET ASSETS

Management fees                                                           0.20%

Other expenses                                                            0.00%
--------------------------------------------------------------------------------

TOTAL                                                                     0.20%
--------------------------------------------------------------------------------

Expense example

1 Year                                   3 Years                                5 Years                               10 Years
------------------------------------------------------------------------------------------------------------------------------------

$20                                        $64                                   $113                                   $255

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.


Concepts to understand

MANAGEMENT FEE: the fee paid to Dreyfus for managing the fund. Unlike the arrangements between most investment advisers and their funds, Dreyfus pays all fund expenses except for brokerage fees, taxes, interest, fees and expenses of the independent directors and extraordinary expenses.

4





MANAGEMENT

The investment adviser for the fund is The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages more than $187 billion in over 190 mutual fund portfolios. For the past fiscal year, the fund paid Dreyfus a management fee at the annual rate of 0.20% of the fund's average daily net assets. Dreyfus is the primary mutual fund business of Mellon Financial Corporation, a global financial services company with approximately $2.6 trillion of assets under management, administration or custody, including approximately $592 billion under management. Mellon provides wealth management, global investment services and a comprehensive array of banking services for individuals, businesses and institutions. Mellon is headquartered in Pittsburgh, Pennsylvania.

The Dreyfus asset management philosophy is based on the belief that discipline and consistency are important to investment success. For each fund, Dreyfus seeks to establish clear guidelines for portfolio management and to be systematic in making decisions. This approach is designed to provide each fund with a distinct, stable identity.

Dreyfus manages the fund by making investment decisions based on the fund's investment objective, policies and restrictions in seeking to match the performance of the S&P 500((reg.tm)).

The fund, Dreyfus and Dreyfus Service Corporation (the fund's distributor) have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the fund. The Dreyfus code of ethics restricts the personal securities transactions of its employees, and requires portfolio managers and other investment personnel to comply with the code's preclearance and disclosure procedures. Its primary purpose is to ensure that personal trading by Dreyfus employees does not disadvantage any Dreyfus-managed fund.

                                                                The Fund       5




FINANCIAL HIGHLIGHTS

This table describes the fund's performance for the fiscal periods indicated. "Total return" shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These financial highlights have been audited by KPMG LLP, whose report, along with the fund's financial statements, is included in the annual report, which is available upon request.


                                                                                              YEAR ENDED OCTOBER 31,
                                                                                 2001       2000       1999      1998       1997
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

 Net asset value, beginning of period                                           29.94      28.76     23.34      19.73      15.38

 Investment operations:  Investment income -- net                                 .28*       .31*       .34*      .31        .30

                         Net realized and unrealized gain (loss) on investments (7.72)      1.38      5.52       3.89       4.52

 Total from investment operations                                              (7.44)       1.69      5.86       4.20       4.82

 Distributions:          Dividends from investment income -- net                (.30)      (.28)     (.35)      (.31)      (.28)

                         Dividends from net realized gain on investments        (.04)      (.23)     (.09)      (.28)      (.19)

 Total distributions                                                            (.34)      (.51)     (.44)      (.59)      (.47)

 Net asset value, end of period                                                 22.16      29.94     28.76      23.34      19.73

 Total return (%)                                                             (25.08)       5.92     25.34      21.68      31.87
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)                                      .20        .20       .20        .20        .20

 Ratio of net investment income to average net assets (%)                        1.10       1.04      1.23       1.45       1.72

 Portfolio turnover rate (%)                                                     6.34       4.16     16.58      16.76       3.75
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                      1,292,792  1,989,765  1,747,282  1,133,147   803,142

* BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

6




Your Investment

ACCOUNT POLICIES

Buying shares

TO PURCHASE FUND SHARES, contact your MPAM account officer.


YOU PAY NO SALES CHARGES to invest in this fund. Your price for fund shares is the fund's net asset value per share (NAV), which is generally calculated as of the close of trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) on days the exchange is open for regular business. Your order will be priced at the next NAV calculated after your order is accepted by the fund's transfer agent or other authorized entity. The fund's investments are generally valued based on market value or, where market quotations are not readily available, based on fair value as determined in good faith by the fund's board.




Selling shares


TO SELL (REDEEM) OR EXCHANGE FUND SHARES, contact your MPAM account office.

YOU MAY SELL SHARES AT ANY TIME. Your shares will be sold at the next NAV calculated after your order is accepted by the fund's transfer agent or other authorized entity. Any certificates representing fund shares being sold must be returned with your redemption request. Your order will be processed promptly and you will generally receive the proceeds within a week.


BEFORE SELLING RECENTLY PURCHASED SHARES, please note that if you send a written request to sell such shares, the fund may delay sending the proceeds for up to eight business days following the purchase of those shares.



                                                         Your Investment       7


ACCOUNT POLICIES (CONTINUED)

General policies




UNLESS YOU DECLINE TELEPHONE PRIVILEGES on your application, you may be responsible for any fraudulent telephone order as long as Dreyfus takes reasonable measures to verify that the order is from an MPAM account officer or their designee.


THE FUND RESERVES THE RIGHT TO:

* refuse any purchase or exchange request that could adversely affect the fund or its operations, including those from any individual or group who, in the fund's view, is likely to engage in excessive trading (usually defined as more than four exchanges out of the fund within a calendar year)

* refuse any purchase or exchange request in excess of 1% of the fund's total assets

* change or discontinue its exchange privilege, or temporarily suspend this privilege during unusual market conditions

*    change its minimum investment amounts

* delay sending out redemption proceeds for up to seven days (generally applies only in cases of very large redemptions, excessive trading or during unusual market conditions)

The fund also reserves the right to make a "redemption in kind" -- payment in portfolio securities rather than cash -- if the amount you are redeeming is large enough to affect fund operations (for example, if it represents more than 1% of the fund's assets).


8



DISTRIBUTIONS AND TAXES

THE FUND USUALLY PAYS ITS SHAREHOLDERS DIVIDENDS from its net investment income quarterly and distributes any net capital gains it has realized once a year. Your distributions will be reinvested in the fund unless you instruct the fund otherwise. There are no fees or sales charges on reinvestments.

FUND DIVIDENDS AND DISTRIBUTIONS ARE TAXABLE to most investors (unless your investment is in an IRA or other tax-advantaged account). The tax status of any distribution is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash. In general, distributions are federally taxable as follows:
--------------------------------------------------------------------------------

Taxability of distributions

Type of                   Tax rate for               Tax rate for
distribution              10% or 15% bracket         27% bracket or above
--------------------------------------------------------------------------------

INCOME                    ORDINARY                   ORDINARY
DIVIDENDS                 INCOME RATE                INCOME RATE

SHORT-TERM                ORDINARY                   ORDINARY
CAPITAL GAINS             INCOME RATE                INCOME RATE

LONG-TERM
CAPITAL GAINS             8%/10%                     18%/20%

The tax status of your dividends and distributions will be detailed in your annual tax statement from the fund.

Because everyone's tax situation is unique, always consult your tax professional about federal, state and local tax consequences.



Taxes on transactions

Except for tax-advantaged accounts, any sale or exchange of fund shares may generate a tax liability. Of course, withdrawals or distributions from tax-deferred accounts are taxable when received.

The table at left also can provide a guide for your potential tax liability when selling or exchanging fund shares. "Short-term capital gains" applies to fund shares sold or exchanged up to 12 months after buying them. "Long-term capital gains" applies to shares sold or exchanged after 12 months; the lower rate shown applies to shares held for more than five years and, for the 27% or above tax bracket, purchased after December 31, 2000.


                                                         Your Investment       9




For More Information


Dreyfus BASIC S&P 500 Stock Index Fund
A series of The Dreyfus/Laurel Funds, Inc.
--------------------------------------
SEC file number:  811-5270


More information on this fund is available free upon request, including the following:

Annual/Semiannual Report

Describes the fund's performance, lists portfolio holdings and contains a letter from the fund's manager discussing recent market conditions, economic trends and fund strategies that significantly affected the fund's performance during the last fiscal year.

Statement of Additional Information (SAI)

Provides more details about the fund and its policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference (is legally considered part of this prospectus).



To obtain information:


BY TELEPHONE
Call your MPAM Account Officer
or 1-888-281-7350

BY MAIL  Write to your
MPAM Account Officer
c/o Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258


ON THE INTERNET Text-only versions of certain fund documents can be viewed online or downloaded from:

   http://www.sec.gov

You can also obtain copies, after paying a duplicating fee, by visiting the SEC's Public Reference Room in Washington, DC (for information, call 1-202-942-8090) or by E-mail request to publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102.

(c) 2002 Dreyfus Service Corporation
713P0302MPAM

================================================================================




PRIVATE WEALTH MANAGEMENT



Dreyfus Bond Market Index Fund

Seeks to match the total return of the Lehman Brothers Aggregate Bond Index by investing in bonds


PROSPECTUS March 1, 2002



THIS PROSPECTUS IS TO BE USED ONLY BY CLIENTS OF MELLON'S PRIVATE WEALTH MANAGEMENT GROUP.


As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                         Contents

                     THE FUND
                     ----------------------------------------

                     Goal/Approach                        1

                     Main Risks                           2

                     Past Performance                     3

                     Expenses                             4

                     Management                           5

                     Financial Highlights                 6

                     YOUR INVESTMENT
                     ----------------------------------------


                     Account Policies                     7

                     Distributions and Taxes              9


                     FOR MORE INFORMATION
                     ----------------------------------------

                     Back Cover




                     This prospectus is designed to be used only by clients of Mellon's Private Wealth Management that maintain qualified fiduciary, custody or other accounts with Mellon Bank, N.A. or Boston Safe Deposit and Trust Company, or their bank affiliates.

Dreyfus Bond Market Index Fund
---------------------------------------
Ticker Symbols:  BASIC shares DBIRX
                 Investor shares DBMIX

The Fund

GOAL/APPROACH

The fund seeks to match the total return of the Lehman Brothers Aggregate Bond Index. Total return includes price movements as well as interest income. This objective may be changed without shareholder approval. To pursue its goal, the fund invests at least 80% of its assets in securities that are included in the index. To maintain liquidity, the fund may invest up to 20% of its assets in various short-term, fixed-income securities and money market instruments.

As the fund grows, it expects to have a correlation between its performance and that of the index of at least .95 before expenses. A correlation of 1.00 would mean that the fund and the index were perfectly correlated.

The fund's investments are selected by a "sampling" process. By using this sampling process, the fund typically will not invest in all of the securities in the index.

The Lehman Brothers Aggregate Bond Index is a broad-based, unmanaged index that covers the U.S. investment grade fixed-rate bond market and is comprised of U.S. government, corporate, mortgage-backed and asset-backed securities. Most of the bonds in the index are issued by the U.S. Treasury and other U.S. government and agency issuers. Lehman Brothers is not affiliated with this fund, and it does not sell or endorse the fund, nor does it guarantee the performance of the fund or the index.

INFORMATION ON THE FUND'S RECENT PERFORMANCE AND HOLDINGS CAN BE FOUND IN THE CURRENT ANNUAL/SEMIANNUAL REPORT (SEE BACK COVER).



Concepts to understand

INDEX FUNDS: mutual funds that are designed to meet the performance of an underlying benchmark index. In seeking to match index performance, the manager uses a passive management approach and purchases all or a representative sample of the bonds comprising the benchmark index. Because the fund has expenses, performance will tend to be slightly lower than that of the target benchmark.

SAMPLING: a statistical process used to select bonds so that the fund has investment characteristics that closely approximate those of the index.

BOND RATING: a ranking of a bond's quality, based on its ability to pay interest and repay principal. Bonds are rated from a high of "AAA" or "Aaa" (highly unlikely to default) through a low of "D" (companies already in default).

INVESTMENT GRADE BONDS: Bonds rated "BBB" or "Baa" or above by nationally recognized rating agencies are considered investment grade.

                                                                The Fund       1




MAIN RISKS

The fund's principal risks are discussed below. The value of your investment in the fund will fluctuate, sometimes dramatically, which means that you could lose money.

INDEXING STRATEGY. Because the fund uses an indexing strategy, it does not attempt to manage market volatility, use defensive strategies or reduce the effects of any long-term periods of poor performance among bonds. The correlation between fund and index performance may be affected by the fund's expenses and use of sampling techniques, changes in securities markets, changes in the composition of the index, and the timing of purchases and redemptions of fund shares.

INTEREST RATE RISK. Prices of bonds tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect bond prices and, accordingly, the fund's share price. The longer the fund's maturity and duration, the more its share price is likely to react to interest rates.

CREDIT RISK. Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a bond, can cause a bond's price to fall, potentially lowering the fund's share price.

MARKET RISK. The fund's overall risk level will depend on the market sectors in which the fund is invested and the current interest rate, liquidity and credit quality of such sectors.

ILLIQUIDITY. When there is no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities and the fund's share price may fall dramatically.

PREPAYMENT AND EXTENSION RISK. When interest rates fall, the principal on mortgages underlying mortgage pass-through securities may be prepaid. The loss of higher yielding, underlying mortgages and the reinvestment of proceeds at lower interest rates can reduce the fund's potential price gain in response to falling interest rates, reduce the fund's yield, or cause the fund's share price to fall. When interest rates rise, the effective duration of the fund's mortgage-related and other asset-backed securities may lengthen due to a drop in prepayments of the underlying mortgages or other assets. This is known as extension risk and would increase the fund's sensitivity to rising rates and its potential for price declines.

General downturns in the economy could cause the value of asset-backed securities to fall, and the risk that any recovery on repossessed collateral might be inadequate is greater than for mortgage-backed securities.



Other potential risks

While some of the fund's securities may carry guarantees of the U.S. government or its agencies, these guarantees do not apply to shares of the fund itself.

To the extent that the fund invests in securities not included in the index to maintain liquidity, it will not achieve its goal of matching the total return of the index.

The fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the fund will receive collateral from the borrower equal to at least 100% of the value of the loaned securities. Should the borrower of the securities fail financially, the fund may experience delays in recovering the loaned securities or exercising its rights in the collateral.

2




PAST PERFORMANCE

The bar chart and table shown illustrate the risks of investing in the fund. The bar chart shows the changes in the performance of the fund's BASIC shares from year to year. The table compares the average annual total returns of each of the fund's share classes to those of the Lehman Brothers Aggregate Bond Index,* a broad-based, unmanaged, market-weighted index covering the U.S. investment grade fixed-rate bond market. All returns assume reinvestment of dividends and distributions. Of course, past performance is no guarantee of future results. Performance for each share class will vary from the performance of the fund's other share classes due to differences in charges and expenses.

After-tax performance is shown only for BASIC shares. After-tax performance of the fund's Investor shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

* PRIOR TO NOVEMBER 14, 1997, THE FUND USED A DIFFERENT BENCHMARK INDEX WHICH DID NOT INCLUDE CERTAIN MORTGAGE- AND ASSET-BACKED SECURITIES.
--------------------------------------------------------------------------------

Year-by-year total returns AS OF 12/31 EACH YEAR (%)

BASIC SHARES

[Exhibit A]

BEST QUARTER:                    Q2 '95                     +6.30%

WORST QUARTER:                   Q1 '94                           -2.71%

Average annual total returns AS OF 12/31/01

Share class/                                                                                                       Since
inception date                                              1 Year                     5 Years                   inception
------------------------------------------------------------------------------------------------------------------------------------

BASIC SHARES
(11/30/93)
RETURNS BEFORE TAXES                                          8.06%                      7.18%                      6.45%

BASIC SHARES
RETURNS AFTER TAXES
ON DISTRIBUTIONS                                              5.58%                      4.55%                      3.90%

BASIC SHARES
RETURNS AFTER TAXES
ON DISTRIBUTIONS AND
SALE OF FUND SHARES                                           4.86%                      4.44%                      3.87%

INVESTOR SHARES
(4/28/94)
RETURNS BEFORE TAXES                                          7.81%                      6.93%                      7.00%

LEHMAN BROTHERS
AGGREGATE BOND INDEX
REFLECTS NO DEDUCTION FOR
FEES, EXPENSES OR TAXES                                       8.44%                      7.43%                      6.90%**

**   BASED ON THE LIFE OF BASIC SHARES. FOR COMPARATIVE PURPOSES, THE VALUE OF
     THE INDEX ON 11/30/93 IS USED AS THE BEGINNING VALUE.



What this fund is -- and isn't

This fund is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in this fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in this fund, but you also have the potential to make money.

                                                                The Fund       3




EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described in the table below. Annual fund operating expenses are paid out of fund assets, so their effect is included in the share price. The fund has no sales charge (load).
--------------------------------------------------------------------------------

Fee table

                                                       BASIC         Investor
                                                      shares          shares
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES

% OF AVERAGE DAILY NET ASSETS

Management fees                                        0.15%          0.15%

Rule 12b-1 fee                                          none          0.25%

Other expenses                                         0.00%          0.00%
--------------------------------------------------------------------------------

TOTAL                                                  0.15%          0.40%
--------------------------------------------------------------------------------

Expense example

                                                         1 Year               3 Years              5 Years               10 Years
------------------------------------------------------------------------------------------------------------------------------------

BASIC SHARES                                               $15                  $48                  $85                   $192

INVESTOR SHARES                                         $41                    $128                 $224                   $505

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.



Concepts to understand

MANAGEMENT FEE: the fee paid to Dreyfus for managing the fund. Unlike the arrangements between most investment advisers and their funds, Dreyfus pays all fund expenses except for brokerage fees, taxes, interest, fees and expenses of the independent directors, Rule 12b-1 fees and extraordinary expenses.

RULE 12B-1 FEE: the fee paid for distribution and shareholder service. Because this fee is paid out of the fund's assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.

4




MANAGEMENT

The investment adviser for the fund is The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages more than $187 billion in over 190 mutual fund portfolios. For the past fiscal year, the fund paid Dreyfus a management fee at the annual rate of 0.15% of the fund's average daily net assets. Dreyfus is the primary mutual fund business of Mellon Financial Corporation, a global financial services company with approximately $2.6 trillion of assets under management, administration or custody, including approximately $592 billion under management. Mellon provides wealth management, global investment services and a comprehensive array of banking services for individuals, businesses and institutions. Mellon is headquartered in Pittsburgh, Pennsylvania.

The Dreyfus asset management philosophy is based on the belief that discipline and consistency are important to investment success. For each fund, Dreyfus seeks to establish clear guidelines for portfolio management and to be systematic in making decisions. This approach is designed to provide each fund with a distinct, stable identity.

Dreyfus manages the fund by making investment decisions based on the fund's investment objective, policies and restrictions in seeking to match the total return of the Lehman Brothers Aggregate Bond Index.

The fund, Dreyfus and Dreyfus Service Corporation (the fund's distributor) have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the fund. The Dreyfus code of ethics restricts the personal securities transactions of its employees, and requires portfolio managers and other investment personnel to comply with the code's preclearance and disclosure procedures. Its primary purpose is to ensure that personal trading by Dreyfus employees does not disadvantage any Dreyfus-managed fund.

                                                                The Fund       5



FINANCIAL HIGHLIGHTS

The following tables describe the performance of each share class for the fiscal periods indicated. "Total return" shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These financial highlights have been audited by KPMG LLP, whose report, along with the fund's financial statements, is included in the annual report, which is available upon request.

                                                                                              YEAR ENDED OCTOBER 31,
 BASIC SHARES                                                                    2001       2000       1999      1998       1997
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

 Net asset value, beginning of period                                            9.63       9.64     10.27      10.00       9.80

 Investment operations:  Investment income -- net                                 .61        .62       .59        .61        .60

                         Net realized and unrealized gain (loss) on investments   .72      (.01)     (.56)        .32        .20

 Total from investment operations                                                1.33        .61       .03        .93        .80

 Distributions:          Dividends from investment income -- net                (.61)      (.62)     (.59)      (.61)      (.60)

                         Dividends from net realized gain on investments           --         --     (.07)      (.05)         --

 Total distributions                                                            (.61)      (.62)     (.66)      (.66)      (.60)

 Net asset value, end of period                                                 10.35       9.63      9.64      10.27      10.00

 Total return (%)                                                               14.25       6.63       .29       9.69       8.46
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)                                      .15        .15       .15        .15        .35

 Ratio of net investment income to average net assets (%)                        6.11       6.53      5.96       6.06       6.12

 Portfolio turnover rate (%)                                                    90.97      67.33     73.14      43.39      48.86
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                         82,050     70,040    64,232     55,852     33,234



                                                                                              YEAR ENDED OCTOBER 31,
 INVESTOR SHARES                                                                 2001       2000       1999      1998       1997
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

 Net asset value, beginning of period                                            9.62       9.63     10.26       9.99       9.78

 Investment operations:  Investment income -- net                                 .59        .60       .56        .59        .57

                         Net realized and unrealized gain (loss) on investments   .72      (.01)     (.56)        .32        .21

 Total from investment operations                                                1.31        .59        --        .91        .78

 Distributions:          Dividends from investment income -- net                (.59)      (.60)     (.56)      (.59)      (.57)

                         Dividends from net realized gain on investments           --         --     (.07)      (.05)         --

 Total distributions                                                            (.59)      (.60)     (.63)      (.64)      (.57)

 Net asset value, end of period                                                 10.34       9.62      9.63      10.26       9.99

 Total return (%)                                                               13.99       6.34       .03       9.43       8.29
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)                                      .40        .40       .40        .40        .60

 Ratio of net investment income to average net assets (%)                        5.85       6.25      5.72       5.79       5.82

 Portfolio turnover rate (%)                                                    90.97      67.33     73.14      43.39      48.86
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                         62,314     35,613    33,699      1,552        120

6



Your Investment

ACCOUNT POLICIES

Buying shares



THE FUND OFFERS TWO SHARE CLASSES -- BASIC shares and Investor shares. Both classes of shares are offered to any investor. The classes differ in their expenses, minimum purchase and account balance requirements, and the services they offer to shareholders. Contact your MPAM account officer to determine which class of shares is made available to you, and to purchase fund shares.


YOU PAY NO SALES CHARGES to invest in this fund. Your price for fund shares is the net asset value per share (NAV) for the class of shares you purchase, which is generally calculated as of the close of trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) on days the exchange is open for regular business. Your order will be priced at the next NAV calculated after your order is accepted by the fund's transfer agent or other authorized entity.

Selling shares


TO SELL (REDEEM) OR EXCHANGE FUND SHARES, contact your MPAM account office. You may sell (redeem) shares at any time. Your shares will be sold at the next NAV calculated after your order is accepted by the fund's transfer agent or other authorized entity. Any certificates representing fund shares being sold must be returned with your redemption request. Your order will be processed promptly and you will generally receive the proceeds within a week.


BEFORE SELLING RECENTLY PURCHASED SHARES, please note that if you send a written request to sell such shares, the fund may delay sending the proceeds for up to eight business days following the purchase of those shares.

Concepts to understand

NET ASSET VALUE (NAV): a mutual fund's share price on a given day. A fund's NAV is calculated by dividing the value of its net assets by the number of existing shares.

When calculating its NAV, the fund's investments are generally valued by using available market quotations or at fair value, which may be determined by one or more pricing services approved by the fund's board.


                                                         Your Investment       7



ACCOUNT POLICIES (CONTINUED)

General policies



UNLESS YOU DECLINE TELEPHONE PRIVILEGES on your application, you may be responsible for any fraudulent telephone order as long as Dreyfus takes reasonable measures to verify that the order is from an MPAM account officer or their designee.


THE FUND RESERVES THE RIGHT TO:

* refuse any purchase or exchange request that could adversely affect the fund or its operations, including those from any individual or group who, in the fund's view, is likely to engage in excessive trading (usually defined as more than four exchanges out of the fund within a calendar year)

* refuse any purchase or exchange request in excess of 1% of the fund's total assets

* change or discontinue its exchange privilege, or temporarily suspend this privilege during unusual market conditions

*    change its minimum investment amounts

* delay sending out redemption proceeds for up to seven days (generally applies only in cases of very large redemptions, excessive trading or during unusual market conditions)

The fund also reserves the right to make a "redemption in kind" -- payment in portfolio securities rather than cash -- if the amount you are redeeming is large enough to affect fund operations (for example, if it represents more than 1% of the fund's assets).


8



DISTRIBUTIONS AND TAXES

THE FUND USUALLY PAYS ITS SHAREHOLDERS dividends from its net investment income once a month, and distributes any net capital gains that it has realized once a year. Your distributions will be reinvested in the fund unless you instruct the fund otherwise. There are no fees or sales charges on reinvestments.

EACH SHARE CLASS WILL GENERATE a different dividend because each has different expenses.

FUND DIVIDENDS AND OTHER DISTRIBUTIONS ARE TAXABLE to most investors (unless your investment is in an IRA or other tax-advantaged account). The tax status of any distribution is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash. In general, distributions are federally taxable as follows:
--------------------------------------------------------------------------------

Taxability of distributions

Type of                  Tax rate for               Tax rate for
distribution             10% or 15% bracket         27% bracket or above
--------------------------------------------------------------------------------

INCOME                   ORDINARY                   ORDINARY
DIVIDENDS                INCOME RATE                INCOME RATE

SHORT-TERM               ORDINARY                   ORDINARY
CAPITAL GAINS            INCOME RATE                INCOME RATE

LONG-TERM
CAPITAL GAINS            8%/10%                     18%/20%

The tax status of your dividends and distributions will be detailed in your annual tax statement from the fund.

Because everyone's tax situation is unique, always consult your tax professional about federal, state and local tax consequences.



Taxes on transactions

Except for tax-advantaged accounts, any sale or exchange of fund shares may generate a tax liability. Of course, withdrawals or distributions from tax-deferred accounts are taxable when received.

The table at left also can provide a guide for your potential tax liability when selling or exchanging fund shares. "Short-term capital gains" applies to fund shares sold or exchanged up to 12 months after buying them. "Long-term capital gains" applies to shares sold or exchanged after 12 months; the lower rate shown applies to shares held for more than five years and, for the 27% or above tax bracket, purchased after December 31, 2000.


                                                         Your Investment       9




For More Information


Dreyfus Bond Market Index Fund
A series of The Dreyfus/Laurel Funds, Inc.
--------------------------------------
SEC file number:  811-5270


More information on this fund is available free upon request, including the following:

Annual/Semiannual Report

Describes the fund's performance, lists portfolio holdings and contains a letter from the fund's manager discussing recent market conditions, economic trends and fund strategies that significantly affected the fund's performance during the last fiscal year.

Statement of Additional Information (SAI)

Provides more details about the fund and its policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference (is legally considered part of this prospectus).



To obtain information:


BY TELEPHONE Call
your MPAM Account Officer
or 1-888-281-7350

BY MAIL  Write to your
MPAM Account Officer c/o Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258


ON THE INTERNET Text-only versions of certain fund documents can be viewed online or downloaded from:

   http://www.sec.gov

You can also obtain copies, after paying a duplicating fee, by visiting the SEC's Public Reference Room in Washington, DC (for information, call 1-202-942-8090) or by E-mail request to publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102.

(c) 2002 Dreyfus Service Corporation
310P0302MPAM